Exhibit 10.12

FIRST AMENDMENT TO

CREDIT FACILITIES AGREEMENT

This FIRST AMENDMENT TO CREDIT FACILITIES AGREEMENT (this “Agreement”) is entered into and effective as of March 12, 2004, by and among GTSI Corp, a Delaware corporation (“Borrower”), GE Commercial Distribution Finance Corporation (“GECDF”), as Administrative Agent, and GECDF and the other Lenders.

Recitals:

A.                                    Borrower, Administrative Agent and Lenders are party to that certain Credit Facilities Agreement dated as of October 20 2003 (the “Original Credit Agreement”).

B.                                    Administrative Agent, Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

Agreement

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:

1.              Definitions.  All references to the “Agreement” or the “Credit Agreement” in the Original Credit Agreement and in this Agreement shall be deemed to be references to the Original Credit Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time.  Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Credit Agreement.

2.              Effectiveness of Agreement.  This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and the Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent and the Lenders, and the other fundings required by this Agreement have occurred.

3.              New Lender.

3.1.              In connection with this Agreement, and simultaneously with its effectiveness and certain fundings as set forth herein, SunTrust Bank (“New Lender”) will become a Lender for all purposes under the Original Credit Agreement and Loan Documents together with the existing Lender (the “Existing Lender”).  Simultaneously with the effectiveness of this Agreement and certain fundings as set forth herein, Exhibit 3 to the Original Credit Agreement is deleted and replaced with the Exhibit 3 attached hereto.

3.2.              Upon the full and complete execution of this Agreement, the Administrative Agent shall arrange, and each Lender (including New Lender and the Existing Lender) shall fully cooperate, in making or receiving, as directed by the Administrative Agent, wire transfers and fund transfers reasonably necessary to effectuate the pro-rata shares set forth on Exhibit 3.  Upon such transfer of funds, this

Agreement shall be effective and such effectiveness shall relate back to 8:00 a.m. St. Louis time on the date of this Agreement.

3.3.              New Lender agrees that, to the extent it has purchased and assumed or be found to have purchased and assumed from Existing Lender any interest in any Loan that it has purchased and assumed such interest, without recourse and without representation or warranty except as expressly set forth in Section 3.4.  Such purchase and assumption shall include that portion of the Existing Lender’s obligations to fund unfunded Approvals equal to its percentage of the Floorplan Loans.

3.4.              Existing Lender represents and warrants that it is the legal and beneficial owner of its Loans and that such interest is free and clear of any adverse claim.

3.5.              New Lender (i) confirms, covenants and agrees that it has received a copy of the Original Credit Agreement and all prior amendments (if any), the Loan Documents, together with copies of the Financial Statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a Lender, and confirms and covenants that it has entered into this Agreement and agreed to become a Lender based on its own credit analysis and decision and without reliance upon any information provided by, or statement made by, Administrative Agent or any other Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Existing Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Original Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Original Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Original Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and (vi) promptly provide to Administrative Agent any U.S. Internal Revenue Service or other forms required under the Original Credit Agreement.

3.6.              Upon the effectiveness of this Agreement and the funding by the New Lender of the amounts directed to be funded by it by the Administrative Agent as set forth in Section 3.2 hereof, such New Lender shall be a Lender for all purposes under the Original Credit Agreement and the other Loan Documents.  From and after the effective date of this Agreement, the Administrative Agent shall make all payments under the Original Credit Agreement and the Notes consistent with the pro-rata shares of the Lenders.

4.              Amendment.  The Original Credit Agreement is hereby amended as follows:

4.1.              Termination.  A new Section 3.7 is hereby added to the Credit Agreement as follows:

3.7.                            Co-Lender’s Share; Terminating Lender.               Until all of the Loan Obligations are fully and indefeasibly paid, no Letters of Credit remain outstanding, the Letter of Credit Exposure is irreversibly zero and all Facilities are terminated, each Lender must, subject to Section 18.4 of the Agreement, retain its pro-rata share of all of the Aggregate Facilities that have not been previously terminated in accordance with this Agreement and perform all of its obligations as a Lender hereunder.  Notwithstanding the preceding sentence, not less than 105 (one hundred five) days prior to the Initial Maturity Date and each anniversary of the Initial Maturity Date thereafter (each a “Maturity Date”), each Lender shall notify Administrative Agent in writing whether or not it desires to terminate the Aggregate Facilities as of the next Maturity Date.  Any Lender giving such notice shall be known as a “Terminating Lender.”  The Administrative Agent shall deliver to each other Lender any such notice received from a Terminating Lender immediately upon the Administrative Agent’s receipt.  In the absence of timely notice required above, Lender shall be deemed to have expressed its desire to renew the Agreement and to continue as a Lender hereunder through the next Maturity Date.  Provided that (i) no Event of Default has occurred and is continuing, (ii) Terminating Lender has given timely notice of its desire to terminate the Aggregate Facilities as of the next Maturity Date, and (iii) the Aggregate Facilities are to be renewed by Borrower and the remaining Lender(s), then, as of the Maturity Date, a Terminating Lender shall, at the direction of Administrative Agent, assign its pro-rata share of the Aggregate Facilities to either a substitute Lender or the remaining Lender(s) on a pro-rata basis.  Such Lender(s) shall pay the Terminating Lender in full for its pro-rata share of all Loan Obligations, including the outstanding Loans and accrued but unpaid interest and fees.  Thereafter, such Terminating Lender shall be released from its obligations as a Lender hereunder.

4.2.              Maturity.  Section 6.1.2.3 of the Original Credit Agreement is deleted and replaced with the following:

6.1.2.3.        Maturity.   Borrower shall repay the entire amount of the Aggregate Revolving Loan on February 28, 2005 (“Initial Maturity Date”), unless the Aggregate Revolving Loan Facility continues after the Initial Maturity Date as provided below in this Section 6.1.2.3.  Borrower shall repay the amount of the Swingline Loans on demand.  The Aggregate Revolving Loan Facility will continue from year to year on each anniversary of the Initial Maturity Date unless Borrower or the Required Lenders give each party hereto written notice of termination of not less than 90 days prior to the start of a renewal period.  Each of the Aggregate Floorplan Loan Facility, the Interim Floorplan Loan Facility and the Swingline Facility are discretionary and may be terminated at any time as set forth herein, with or without notice or demand as set forth herein; provided, however, if Borrower shall give notice of termination of the Aggregate Revolving Loan Facility, then such notice shall be deemed to be notice of termination for all Facilities in which case Borrower shall pay the entire amount of the outstanding Loan Obligations upon the effective date of such notice of termination, including payment of cash collateral satisfactory to Administrative Agent as security for Borrower’s obligation to reimburse Administrative Agent or the Letter of Credit Issuer, as the case may be, for 105% of all draws and expenses under all outstanding Letters of Credit and 100% of any unfunded Approvals, in which case such Approvals shall be otherwise paid in accordance with the applicable Statements of Transaction.

4.3.              Maximum Total Liabilities to Tangible Net Worth.  Section 15.3 of the Original Credit Agreement is deleted and replaced with the following:

15.3          Maximum Total Liabilities to Tangible Net Worth.  Borrower covenants that the ratio of Total Liabilities minus Subordinated Indebtedness to Tangible Net Worth plus Subordinated Indebtedness calculated as of the last day of each fiscal month specified in the table below, shall not be more than the ratio specified in such table opposite said fiscal month

Fiscal Month Ended	Maximum Ratio
Each July 31, August 31, and September 30	6.00:1.00

Each January 31, February 28/29, March 31, April 30, May 31, June 30, October 31, November 30 and December 31	4.00:1.00

4.4.              Additional Definitions.  The following defined terms are hereby added to Exhibit 2.1 Glossary and Index of Defined Terms:

COMMITMENT — a Lender’s pro rata share of the Aggregate Facilities.

EXISTING DEFAULT — a Default which has occurred and is continuing, or an Event of Default which has occurred, and which has not been waived in writing by the Required Lenders.

5.              Representations and Warranties of Borrower.  Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) Borrower’s execution of this Agreement has been duly authorized by all requisite action of Borrower; (ii) no consents are necessary from any third parties for Borrower’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Credit Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against each such Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the supplemental disclosure schedule attached hereto as Exhibit B and the disclosure schedule attached to the Original Credit Agreement, all of the representations and warranties contained in Section 12 of the Credit Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.

6.              Reaffirmation.  Borrower hereby represents, warrants, acknowledges and confirms that (i) the Credit Agreement and the other Loan Documents remain in full force and effect, (ii) Borrower has no defenses to its obligations under the Credit Agreement and the other Loan Documents, (iii) the Security Interests of the Administrative Agent (held for the ratable benefit of the Lenders) under the Security Documents secure all the Loan Obligations under the Credit Agreement, continue in full force and effect, and have the same priority as before this Agreement, and (iv) Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Credit Agreement or the other Loan Documents and any such claim is hereby irrevocably waived and released and discharged forever.

7.              Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

8.              Fees and Expenses.  Borrower shall promptly pay to Administrative Agent an amount equal to 50% of all reasonable and documented third party fees, costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment to Credit Facilities Agreement (notwithstanding the fact that Section 18.5 of the Original Credit Agreement may otherwise require Borrower to pay all of such fees, costs and expenses), and the 50% balance thereof shall be paid by the Administrative Agent.

9.              Section Titles.  The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

10.       Counterparts; Facsimile Transmissions.  This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

11.       Incorporation By Reference.  Administrative Agent, Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

12.       Notice—Oral Commitments Not Enforceable.  The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE.  TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

13.       Statutory Notice-Insurance.  The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS.  THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL.  YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT.  IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

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                                          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

GTSI CORP., as Borrower

By:	/s/ Thomas A. Mutryn
Name: Thomas A. Mutryn
Title: Senior Vice President and Chief Financial Officer

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION,
as Administrative Agent and a Lender

By:	/s/ David Mintert
Name: David Mintert
Title: Vice President of Operations

SUNTRUST BANK, as a Lender

By:	/s/ Mark Swaak
Name: R. Mark Swaak
Title: Vice President

Exhibit A

Documents and Requirements

1.               First Amendment to Credit Facilities Agreement.

2.               Amended and Restated Revolving Note in the amount of $72,000,000.00 to GE Commercial Distribution Finance Corporation.

3.               Revolving Note in the amount of $18,000,000.00 to SunTrust Bank.

4.               Assignment and Acceptance Agreement between GE Commercial Distribution Finance Corporation and SunTrust Bank.

5.               Notice of Borrowing Officers, certified by Secretary or Assistant Secretary of Borrower.

Exhibit B

Disclosure Schedule

Nothing, if nothing listed.

Exhibit 3

LENDERS’ FACILITIES AND PRO-RATA SHARES

LENDER	TOTALS(1)	REVOLVING LOAN FACILITY	FLOORPLAN LOAN FACILITY	PRO-RATA SHARES
GE Commercial Distribution Finance	$100,000,000.00	$72,000,000.00	$60,000,000.00	80%

SunTrust Bank	$25,000,000.00	$18,000,000.00	$15,000,000.00	20%

AGGREGATES	$125,000,000.00	$90,000,000.00	$75,000,000.00	100.00000%

(1)  Subject to the Total Aggregate Credit Facility Limit of $125,000,000 - which can be composed in any combination of Aggregate Revolving Loans (subject to the $90,000,000 Aggregate Revolving Loan Facility) and Aggregate Floorplan Loans (subject to the $75,000,000 Aggregate Floorplan Loan Facility).